Revenue	12 Months Ended
Mar. 31, 2025
Revenue from Contract with Customer [Abstract]
Revenue

14.	Revenue

Disaggregation of revenue

For the years ended March 31, 2025, 2024 and 2023, all of the Group’s revenues were generated in the PRC. Additionally, all of the revenues for the periods were recognized from contracts with customers. Revenue consisted of the following categories:

	For the years ended March 31,
	2025	2024	2023
Revenue from continuing operations:
Technical services revenue(2)	$893,690	$—	$1,073,036

Revenue from discontinued operations:
Online VIP membership revenue(1)	117,074	1,596,200	8,030,991
Online SVIP membership revenue(1)	4,286	379,655	2,157,514
Technical services revenue(2)	9,255	23,201	62,203
Total Revenue from discontinued operations	$130,615	$1,999,056	$10,250,708

(1)	The Group’s Online VIP membership revenue and Online SVIP membership revenue are principally derived from the rendering of vocational education services, as principal, to the online VIP and SVIP members(“members”) through an online education platform. The online education services currently comprise of two aspects: online vocational training and virtual simulation experimental training. Students that sign up for the online vocational training can log into the platform and access pre-recorded courses in the areas of their professional development. Virtual simulation technology training offers college students the opportunity to conduct experiments in a virtual environment as part of their curricula. For VIP members who have access to all platforms except virtual simulation experimental training, the Group charges a flat annual fee per member. For SVIP members who have access to all platforms including virtual simulation experimental training, the Group charges a flat fee per member as well. The Company would then recognize the service revenue over the membership term for each customer member.

(2)	The Group also generates revenue as a principal from technology services including courseware development as well as comprehensive cloud services for private companies, academic institutions and government agencies in PRC, which is recognized proportionally over the service period.

Contract balances – Discontinued operations

The following table provides information about the Group’s contract liabilities arising from contract with customers. The decrease in contract liabilities primarily resulted from the Group’s business decrease and the depressed economic environment.

	As of March 31,
	2025	2024
Deferred revenue-current	$—	$111,630
Deferred revenue-non-current	—	—
Total	$—	$111,630

	For the years ended March 31,
	2025	2024
Revenue recognized from deferred revenue balance	$111,005	$1,357,236

Deferred revenue refers to the remaining unamortized amount of membership fee of online members paid in advance. Deferred revenue primarily consists of membership fee received from customers for which the Group’s revenue recognition criteria have not been met. The deferred revenue will be recognized as revenue once the criteria for revenue recognition have been met.

The Group’s remaining performance obligations represent the amount of the transaction price for which service has not been performed. As of March 31, 2025, the aggregate amount of the transaction price allocated for the remaining performance obligations amounted to $0. No further revenue related to the remaining performance obligations is to be recognized.

SKILLFUL CRAFTSMAN EDUCATION TECHNOLOGY LIMITED.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS